EXHIBIT 10.11.1

                MODIFICATION TO LICENSE AGREEMENT



     THIS AGREEMENT entered into this day of 27th day of October,

1995 between DALTEX MEDICAL SCIENCES, INC., (a corporation of the

State of Delaware), having a place of business at 50 Kulick Road,

Fairfeild, NJ 07004 ("Licensor"), and ARROW INTERNATIONAL,  INC.,

(a  Pennsylvania corporation), having a place of business at 3000

Bernville Road, Reading, PA 19605 ("Licensee").



      WHEREAS, Licensor and Licensee have previously entered into a  License  Agreement dated the 28th day of  March,  1991  ("1991

License  Agreement")  relating to certain  technology  set  forth therein and which remains in full force and effect;



      WHEREAS,  Licensor and Licensee, to their  mutual  benefit,

desire  to  modify  the  terms of the  License  Fees  payable  by

Licensed to Licensor for certain of the Licensed Products in  one of the Fields of Application.



      NOW  THEREFORE, in consideration of the above premises  and the  mutual  covenants and conditions hereinafter contained,  and for  other  good  and  valuable consideration,  the  receipt  and sufficiency  of  which  is  acknowledged  by  the  execution  and delivery  hereof,  the  parties  hereby  covenant  and  agree  as follows:

      1.    DEFINITIONS:        The terms used in this  Agreement

shall have the same meaning as those defined in Article 1 of  the

1991 License Agreement.

      2.    MODIFICATIONS TO 1991 LICENSE AGREEMENT: The following

paragraph  is  hereby  added to Article 3  of  the  1991  License

Agreement:

          *(a)(iii),  For the period from August 31, 1995 to

     September  1, 2000, for those Licensed Products  within

     Field   of   Application  category  1(d)(ii);   namely:

     Central  vessel  and arterial catheters  (exclusive  of

     silicone  Hickman/Broviac  type   or  implantable  port

     catheters); in lieu of the running royalty provided for

     by  paragraph 3(a)(ii), for product application (ii) of

     Article  1(d) of this Agreement, a one time royalty  of

     U.S.  $600,000.00 (Six Hundred Thousand  U.S.  Dollars)

     will be paid by Licensee to Licensor upon execution  of

     this  Modification Agreement, in full  Satisfaction  of

     the  running  royalty payments prescribed by  paragraph

     3(a)(ii)  will  resume  and  will  be  adjusted  upward

     pursuant  to  paragraph 3(c) for the time  period  from

     August 31, 1995 to September 1, 2000.

      3.    THE  1991  LICENSE AGREEMENT:   Except  as  expressly

modified  herein,  the provisions of the 1991  License  Agreement between  Licensor and Licensee remain in full force  and  effect.

In  addition,  this  modification to the 1991  License  Agreement between Licensor and Licensee does not modify or alter the  terms of  a  Patent Settlement Agreement dated January 1, 1995, between the  Trustees  of  Columbia University, Daltex  Medical  Sciences

Inc.,  Arrow  International,  Inc.,  and  Becton  Dickinson   and

Company.



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      THE  PARTIES have duly executed this Modification Agreement in  duplicate  executed counterparts, effective  the  first  date written.



                              DALTEX MEDICAL SCIENCES, INC.

                              By:    /s/ Bruce Hausman
    9/21/95                          ------------------------
    -------
     Date                     Title:  President and CEO
                                     ------------------------


                              ARROW INTERNATIONAL, INC.

                              By:    /s/ John H. Broadbent, Jr.
    10/27/95
    --------                         -------------------------
     Date                     Title:  VP Finance & Treasurer
                                     -------------------------























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                       EXHIBIT 10.11.2


            SECOND MODIFICATION TO LICENSE AGREEMENT



      THIS  AGREEMENT  entered   into  this   30th  day  of  May,

1997 between DALTEX MEDICAL SCIENCES, INC., (a corporation of the

State of Delaware), having a place of business at 50 Kulick Road,

Fairfield, NJ 07004 ("Licensor"), and ARROW INTERNATIONAL,  INC.,

(a  Pennsylvania corporation), having a place of business at 3000

Bernville Road, Reading, PA 19605 ("Licensee").



      WHEREAS, Licensor and Licensee have previously entered into a  License  Agreement dated the 28th day of  March,  1991  ("1991

License  Agreement")  relating to certain  technology  set  forth therein and which remains in full force and effect;



      WHEREAS, Licensor and Licensee have also previously entered into  a  Modification  to  the  1991  License  Agreement  ("First

Modification  Agreement")  regarding the  payment  of  royalties,

which  First  Modification Agreement remains in  full  force  and effect; and



      WHEREAS,  Licensor and Licensee, to their  mutual  benefit,

desire  to  again modify the terms of the 1991 License  Agreement

for   certain  of  the  Licensed  Products  in  the   Fields   of

Application.



      NOW  THEREFORE, in consideration of the above premises  and the  mutual  covenants and conditions hereinafter contained,  and

for   other   good  and  valuable  consideration,   the   receipt

and  sufficiency  of which is acknowledged by the  execution  and delivery  hereof,  the  parties  hereby  covenant  and  agree  as follows:



      1.    DEFINITIONS:        The terms used in this  Agreement

shall have the same meaning as those defined in Article 1 of  the

1991 License Agreement.



      2.    MODIFICATION  TO  1991  LICENSE  AGREEMENT:       The

following paragraphs are hereby added to Article 1(d) (Fields  of

Application) of the 1991 License Agreement:

           (v). Epidural catheters used to infuse drugs into

the epidural space in the  spinal column.

          (vi).     Implantable infusion ports and pumps and

their  attached  catheters used for  drug  therapy  and

access to the vascular system.

          (vii).    Intra-aortic balloon catheters.

          (viii).   Drainage catheters used to drain  chest

cavities, surgical incisions, wounds and abscesses.



      3.    SUPPLEMENTAL MODIFICATION TO 1991 LICENSE  AGREEMENT:

The  following paragraph is hereby added to Article 1 of the 1991

License Agreement (Definitions):

           h)    Running royalty rate is defined as  Five  (5  %)

Percent of Unit Net Sales of products sold by Licensee which fall within the added Fields of Application (v-viii) set forth

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above.   For  a  Licensed Product or Products  within  the  added

Fields  of Application (v-viii) that is sold together with  other non-licensed  products in a single package  to  a  customer,  the

Running  royalty rate of Five (5 %) Percent shall apply  only  to the  established Unit Net Sales price of the Licensed Product  or

Products.



      4.    PAYMENTS: In consideration of the foregoing additions

to  the  Fields of Application under the 1991 License  Agreement,

upon  execution of this Agreement, Licensee shall pay Licensor  a one-time,  non-refundable,  non-creditable  fee  of  One  Hundred

Thousand ($100,000.00) Dollars.

      Upon  execution of this Agreement, and for  the  first  (3)

years  thereafter, Licensor waives development fees  and  minimum annual royalties due for products sold by Licensee falling  under the added Fields of Application (v - viii) set forth above.

      After  the  third  full year this Agreement  is  in  force,

Licensee  shall  pay  development  fees  of  $2,500.00,   payable

quarterly  in advance, for each of the new Fields of  Application

(v  -  viii) set forth above, during their development phase  and prior  to Licensee sales of product in each of the new Fields  of

Application.  Licensee's obligation to pay development fees shall cease  in  the quarter following Licensee's sale of a product  in each  of the added Fields of Application.  After such time a sale is  made,  Licensee  shall pay the Running royalty  rate  defined above  in  Article  3(h) herein, and at a minimum,  shall  pay  a minimum  royalty of $2,500.00, payable quarterly in advance,  for each of the new Fields of Application (v - viii) set forth above.

All  payment terms herein are effective throughout the  remaining term of the 1991 License Agreement and in



                               -3-

accordance  with  the  payment and recording  terms  provided  in

Article 4 of the 1991 License Agreement.



      5.    NET  SALES:     Net Sales are hereby defined  as  the

total invoiced amount of all sales by Licensee to the trade, less cash  and  trade discounts, returns, allowances, free  goods  and replacements,  taxes  applicable to such  sales,  and  government charges assumed and delivery charges borne by Licensee.



      6.    BEST  EFFORTS:   Licensee shall  use  all  reasonable

endeavors, to manufacture, promote and sell the products  with  a view  to achieving maximum benefit in its judgment to the parties hereto,  and  Licensor shall be entitled to call for  information from time to time on the endeavors being made.  In the event that the  Licensor  considers  that Licensee has  failed  properly  to comply  with  this provision, or a sub-licensee  has  so  failed,

Licensor  may  give  Licensee six months notice  (accompanied  by detailed  reasons for its decision) of its intention  to  convert the Field of Use to a non-exclusive right, unless Licensee's,  or sub-licensee's, performance has been remedied to  the  reasonable satisfaction of Licensor.



      7.    THE  1991  LICENSE AGREEMENT:   Except  as  expressly

modified  herein,  the provisions of the 1991  License  Agreement between  Licensor  and  Licensee, and  the  terms  of  the  First

Modification  Agreement, remain in full  force  and  effect.   In

addition, this second



                               -4-

modification  to the 1991 License Agreement between Licensor  and

Licensee  does  not  modify  or  alter  the  terms  of  a  Patent

Settlement Agreement dated January 1, 1995, between the  Trustees of  Columbia  University,  Daltex Medical  Sciences  Inc.,  Arrow

International Inc., and Becton Dickinson and Company.



      THE  PARTIES  have  duly executed this Second  Modification

Agreement in duplicate executed counterparts, effective the first date written.



                              DALTEX MEDICAL SCIENCES, INC.

                              By:     /s/ Bruce Hausman
   May 9, 1997                        ----------------------
   -----------
      Date                    Title:  President
                                      ----------------------


                              ARROW INTERNATIONAL, INC.

                              By:    /s/ Marlin Miller, Jr.
    May 30, 1997                     -----------------------
    ------------
      Date                    Title: President
                                     -----------------------













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